UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2020 (August 19, 2020)

Potbelly Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36104	36-4466837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 N. Canal Street, Suite 850 Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 951-0600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PBPB	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 19, 2020, Potbelly Corporation (the “Company”) entered into Amendment No. 3 (the “Amendment”) to the second amended and restated revolving credit facility agreement with JPMorgan Chase Bank, N.A. and the other entities party thereto. The Amendment (i) permits the Company to incur indebtedness in the form of a loan agreement with Harvest Small Business Finance, LLC in the aggregate amount of $10,000,000, pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act; (ii) requires the Company to maintain periodic minimum liquidity levels through February 28, 2022 ranging from $25.0 million to $40.0 million and (iii) adjusts the benchmark replacement floor to 1%.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is hereby incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2020, Julie Younglove-Webb, the Chief Restaurant Operations Officer (the “CRO”) of Potbelly Corporation, informed the Company of her intention to resign from her position as CRO. Ms. Younglove-Webb will continue in her current position as CRO until September 4, 2020.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 3, dated August 19, 2020, to Second Amended and Restated Credit Agreement, dated as of August 7, 2019, among Potbelly Sandwich Works, LLC, the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Chase Bank, N.A., as Sole Bookrunner and Sole Lead Arranger.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2020	Potbelly Corporation

	By:	/s/ Matthew Revord
	Name:	Matthew Revord
	Title:	Senior Vice President and Chief Legal Officer